EXHIBIT 4.1

 [CERTIFICATE NUMBER]                                      [CERTIFICATE SHARES]

                            [GLOBESPANVIRATA LOGO]

                                                        CUSIP 37957V 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001
                                 PER SHARE, OF

                             GLOBESPANVIRATA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                        DATED:
                        COUNTERSIGNED AND REGISTERED
                        AMERICAN STOCK TRANSFER& TRUST COMPANY
                                     TRANSFER AGENT AND REGISTRAR
                        BY
                                        AUTHORIZED SIGNATURE


                             [GLOBESPANVIRATA SEAL]

         PRESIDENT AND
    CHIEF EXECUTIVE OFFICER                         TREASURER

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares consistuting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - __________ Custodian __________
TEN ENT - as tenants by the entireties                          (Cust)                (Minor)
JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants                     Act _______________
          in common                                                   (State)

                                           UNIF TRF MIN ACT - __________ Custodian (until age _____)
                                                                (Cust)
                                                              __________ under Uniform Gifts to Minors
                                                                (Minor)
                                                              Act ________________
                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                        ----------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

+-------------------------------------+
|                                     |
|                                     |
+-------------------------------------+

_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________

                              ______________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed




By__________________________ 10240A
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 7Ad-15